Mallinckrodt Strategic Acquisition Therakos, Inc. August 11, 2015 Exhibit 99.1

Forward-Looking Statements
Statements in this document that are not strictly historical, including statements regarding, the proposed acquisition of Therakos,
Inc., the expected timetable for completing the transaction, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s and Therakos’ businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things:
General
economic
conditions
and
conditions
affecting
the
industries
in
which
Mallinckrodt
and
Therakos
operate;
The
commercial
success
of
Mallinckrodt’s
products
and
of
Therakos’
photopheresis
platforms;
The parties’ ability to satisfy the acquisition agreement conditions (including required regulatory approvals) and complete the Therakos
acquisition on the anticipated timeline or at all;
Mallinckrodt’s ability to realize anticipated growth, synergies and cost savings from its recently completed acquisitions and the Therakos
acquisition;
Changes in laws and regulations;
Mallinckrodt’s ability to identify, acquire or close future acquisitions;
Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products and businesses generally
and
to
realize
anticipated
growth,
synergies
and
cost
savings
(including
with
respect
to
the
Therakos
acquisition);
Mallinckrodt’s ability to successfully develop or commercialize new products;
Mallinckrodt’s ability to protect intellectual property rights;
Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration;
Customer concentration;
8/11/15

Forward-Looking Statements (continued)
Mallinckrodt’s reliance on certain individual products that are material to its financial performance;
Cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations;
The reimbursement practices of a small number of public or private insurers;
Limited
clinical
trial
data
for
H.P.
Acthar
®
Gel;
Complex reporting and payment obligations under healthcare rebate programs;
Mallinckrodt’s ability to achieve anticipated benefits of price increases;
Mallinckrodt’s ability to achieve expected benefits from restructuring activities;
Complex manufacturing processes;
Competition;
Product liability losses and other litigation liability;
Ongoing governmental investigations;
Material health, safety and environmental liabilities;
Retention of key personnel;
Conducting business internationally; and
The effectiveness of information technology infrastructure.
These and other factors are identified and described in more detail in the "Risk Factors" section of Mallinckrodt's Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and Quarterly Reports on Form 10-Q for the quarters ended
March 27, 2015 and June 26, 2015. The forward-looking statements made herein speak only as of the date hereof and
Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.
8/11/15

Mallinckrodt to acquire Therakos, Inc. for $1.325B
1
ECP: Extra Corporeal Photopheresis
2
Therakos ECP system is approved by U.S. Food and Drug Administration (FDA) for cutaneous T-Cell lymphoma  (CTCL); broad ECP approval in Europe
3
GvHD: Graft v Host Disease
4
DRG: Diagnosis Related Group
Therakos
adds value to Mallinckrodt
Advances Mallinckrodt’s growth strategy
Increases depth in Specialty Brands; further diversifies Hospital portfolio
ECP
1,2
immunotherapy treatment used in cancer, transplant, GvHD³, Crohn’s disease, delivered in hospital-based outpatient clinics
Durable,
high-value,
integrated
drug-device
system;
commercial
model
similar
to
INOMAX
®
800+ devices in 350+ hospitals, major medical centers in 25+ countries
Widely
reimbursed
globally;
under
DRG
4
in
US
Mallinckrodt adds value to Therakos
Leverages INOMAX model and footprint to
potentially expand accounts, broaden patient access
Provides clinical support to expand label and seeks
FDA approval for ECP applications used globally
Leverages Mallinckrodt’s ability to manage
complex products and businesses
8/11/15

Transaction highlights
Acquisition of Therakos
for approximately $1.325 billion
Expected to be accretive by no less than $0.10 per share to
adjusted diluted fiscal 2016 earnings and increasingly accretive thereafter¹
With roughly 60% of revenue in U.S., we expect fiscal 2015 net sales of $185-$195 million, and anticipate high single-digit growth off that base going forward, driven primarily by the U.S.
Long term net sales potential >$500 million annually with gross profit as percent of sales above current company average
Significant synergies
Financing expected to include cash on hand and debt
Consideration
Therakos
Financial
Impact
Financing
Timing
Close expected late fiscal 2015, subject to customary conditions
1
Assumes close by end of fiscal 2015
8/11/15

Used
globally
in
T-cell
mediated
diseases
–
CTCL¹,
GvHD,
solid
organ transplant, Crohn’s disease
Exposed to UVA²
light
UVADEX
(methoxsalen)
sterile solution used to
treat white blood cells
Blood separated;
red blood cells and
plasma returned
Instrument draws
blood from patient
Photoactivated
white blood
cells returned to the patient
1
2
3
1
Cutaneous T Cell Lymphoma (CTCL) is the only FDA-approved indication; all other U.S. uses are not promoted
2
Ultraviolet-A
UVA
Razor/Razor Blade Model
•
Average 25-40 treatments/year per patient
•
One vial of UVADEX
®
and
one sterile kit per treatment
•
Over 120,000 treatments globally in 2014
8/11/15

6
Global franchise driven by U.S. growth
ROW
Europe
North
America
35%
3%
62%
Source: Therakos materials and management estimates
Broad global label
10+ years clinical experience
U.S. DRG
Stable reimbursement ex-U.S.
Large installed base
322 active global patents and
applications, including 28 in the U.S.
Capital efficient
Fully outsourced manufacturing and
distribution model
2014 Net Sales = $174 million
Financially attractive:
Strong competitive position:
Broadly reimbursed:
Widely trusted treatment:
8/11/15

Low current penetration, large market potential
1
2
1
Current global treated patients includes promoted and not promoted indications
2
Eligible patients represent patients appropriate for CTCL, GvHD and Solid Organ Transplant
3
Therakos ECP is FDA-approved for the palliative treatment of the skin manifestations of CTCL, that is unresponsive to other forms of treatment
4
Illustration not to scale
~3,000
CTCL U.S. Patient Population
4
Source: Therakos materials and management estimates
8/11/15
Treated
Eligible
Total Global Eligible ECP
Patient Population
~23,000
CTCL
Prevalence
(~20,000)
Refractory
Patients
(~2,400)
ECP
Treated
3
(~400)

Significant label expansion opportunity supported
by 10+ years of safety data
U.S./
LatAm
EU/
AUS
U.S.
Canada
Japan
Photopheresis
Administration
CTCL
Scleroderma
Chronic GvHD¹
Chronic GvHD
Other Indications
(e.g.,
Cystic
Fibrosis,
Peripheral TCL)
Acute GvHD¹
¹Accelerated regulatory pathways
8/10/15
Pivotal
Approved
Phase 2
Phase 1
Preclinical
Indication(s)

Mallinckrodt is the best owner of Therakos
8/11/15
Significant opportunity to maximize synergy
Accretive, profitable business
Growing revenue and cash flow
Multiple levers
for financial
value creation
Mallinckrodt is experienced in managing complex businesses
Integrated drug-device with complex account management
Leverages INOMAX customer service center of excellence
Opportunity to leverage hospital channel to grow installed base, targeting rare diseases and conditions
Strong
strategic fit
Only
FDA-approved
closed
ECP
system
Highly durable asset with opportunity for near-term expansion
Large, established base, 800+ devices, 350+ hospitals, 25+ countries
Broad global reimbursement
Differentiated
product
expands
existing
franchises
1
FDA-approved for the palliative treatment of the skin manifestations of CTCL that is unresponsive to other forms of treatment.
1

Specialty Brands

UVADEX

INOmax (nitric oxide) FOR INHALATION

H.P. Acthar GEL (repository corticotropin injection) 80 U/mL

OFIRMEV (acetaminophen) injection 1000 mg/100 mL (10 mg/mL)

Specialty Generics

METHYLPHENIDATE HYDROCHLORIDE EXTENDED-RELEASE TABLETS USP CII

Mallinckrodt Pharmaceuticals

Therakos continues Mallinckrodt’s development of a
diversified, durable, high-value portfolio
•
Expand system placement, kit/drug volume
•
Label expansion
•
Clinical, HEOR
data generation/dissemination
•
Select ANDA
and formulation
technology development
•
High single-digit revenue
growth
•
>$500 million net sales
annually over time
•
Maximize cash generation
Key Value Drivers
Performance Objective
•
Label expansion
•
Enhance patient penetration
•
Contracting, 24/7 customer intimacy
•
Mid-single digit revenue
growth
•
Clinical, HEOR data generation/dissemination
•
Patient penetration in on-label indications
•
Payer engagement at policy level
•
Mid-single to low-double
digit revenue growth
•
Expanded formulary access
•
Increased procedure penetration
•
Clinical, HEOR data generation/dissemination
•
>$500mm peak annual
revenue
8/11/15
¹HEOR: Healthcare Economic Outcomes Research
2
ANDA: Abbreviated New Drug Application
+ Value creating business development
2
1